DREYFUS GNMA FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus GNMA Fund, Inc. For the six-month reporting period ended October 31, 1997, your Fund produced a total return, including share price changes and dividend income, of 6.48%.* Income dividends paid from net investment income during the period amounted to $0.45, representing an annualized distribution rate per share of 6.02%.** Economic Review
    With the level of inflation at its lowest since 1964, and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (GDP) - the dollar total of all goods and services produced in the United States - has grown in excess of 3% for the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy, since their spending accounts for two-thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
    The big economic story continued to be the lack of inflation in an economy in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997, when the FOMC increased the Federal Funds rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.
    In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price and Producer Price Indices. The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a level unmatched in 23 years.
    Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.

Market Environment
    The U.S. fixed-income market rallied on a flight-to-quality shift by investors worldwide as the recent financial market crisis in several of the weaker Southeast Asian countries caused large-scale buying of U.S. Treasuries. The yield on the ten-year Treasury has moved consistently lower; from May 1, 1996 to October 31, 1997 the ten-year Treasury yield decreased 85 basis points to 5.83% from 6.64%. This dramatic decrease in yield has resulted in positive returns over the last six months on Treasury bond market indices. With further negative news announcements likely to come from Asia, market sentiment will remain positive, with a bias toward lower interest rates.
    This environment of lower rates and continued demand for high-quality assets affects the mortgage-backed securities market, including GNMAs. Lower interest rates and positive Treasury returns imply potentially higher levels of returns for mortgage-backed securities. With falling interest rates, mortgage-backed securities tend to lag other fixed-income markets. Their spread to Treasuries becomes wider as we move to lower rates. As a result, GNMAs have underperformed Treasuries over the last six-month period, and are likely to continue this underperformance if interest rates continue to decrease. Of course, past performance is no guarantee of future results, and there can be no guarantee as to future economic or market events, or as to investment performance.
    The other negative for the mortgage market has been the dramatic increase in interest-rate volatility. This has increased to its highest level in over two years and, as volatility has increased, the valuation of mortgage-backed securities has lagged the market. This also has contributed to the underperformance of GNMAs over Treasuries during the last three months.
The Portfolio
    During this period of change in economic fundamentals, there have been several adjustments to the portfolio. The most significant change was the increase in the Fund's duration from neutral relative to our current benchmark, the Lehman Brothers GNMA Index, to 10% longer than the Index. Fortunately, this adjustment of duration was implemented at the beginning of the drop in interest rates, and that led the Fund to outperform the Lehman GNMA Index during the months of July, August, and September.
    The lengthening of duration was accomplished by buying a combination of newly-issued GNMA 7.0% 30-year securities and 30-year Treasury bonds. The cash was attained from shorter-duration securities: specifically, GNMA 15-year 6.50% and shorter-duration Treasuries. Thirty-year GNMAs at 7.0% have more interest-rate sensitivity and still provide a high level of prepayment protection to the investor. If the market continues to experience lower interest rates, more investors may well look for protection in the 30-year GNMA discount market, which could increase demand and improve the valuation of this sector.
    We continue to hold a 5% position in GNMA project loans. GNMA projects are securities backed by multifamily loans on HUD-sponsored low-income housing projects. These securities have all the standard government guarantees of single-family GNMAs but offer the investor higher yields and explicit call protection from borrower prepayments. Since they are currently yielding 100 basis points over comparable-term Treasuries, currently we are enhancing the Fund's yield as well as its call protection significantly.
    Also significant for the Fund was the approval by shareholders, at a meeting of shareholders held on October 14, 1997, of revisions to the Fund's investment restrictions to expand the array of fixed-income securities in which the Fund can invest. This change gives the Fund the ability to invest now in higher-yielding Fannie Maes, Freddie Macs, government and private-issued CMOs, and asset-backed securities, among other mortgage-related securities. Despite this change, remember that at least 65% of the Fund's assets normally will be invested in GNMAs. Following the meeting, we have started restructuring the portfolio to take advantage of opportunities in these markets. With these changes in place, we believe that the Fund has a better potential for performing well in this type of market environment.
                              Very truly yours,

                          [Michael Hoeh signature logo]

                              Michael Hoeh
                              Portfolio Manager
November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS GNMA FUND, INC.
STATEMENT OF INVESTMENTS                                                                 OCTOBER 31, 1997 (UNAUDITED)


                                                                                      Principal
Bonds and Notes-117.9%                                                                 Amount               Value
                                                                                   ______________      ______________
U.S. Government Agency Mortgage-Backed Securities-112.8%
Government National Mortgage Association I:
  61\2%, 9/15/2008-10/15/2012.......................................              $   128,176,861     $   129,036,495
  61\2%, 2/15/2009-10/15/2011.......................................                   24,588,723 (a)      24,864,661
  7%................................................................                    5,000,000 (b)       5,021,850
  7%, 9/15/2022-12/15/2023..........................................                   16,679,303          16,866,383
  7%, 6/15/2009.....................................................                   17,504,898 (a)      17,920,639
  71\2%, 8/15/2000-12/15/2023.......................................                  240,943,275         247,934,052
  71\2%, 12/15/2007-8/15/2025.......................................                   39,037,411 (a)      40,120,077
  8%................................................................                   27,000,000 (b)      27,987,120
  8%, 1/15/2018-12/15/2022..........................................                    8,097,661           8,459,547
  8%, 4/15/2008-9/15/2008...........................................                   63,664,353 (a)      66,492,938
  81\2%, 2/15/2006-12/15/2022.......................................                   43,258,835          45,849,782
  81\2%, 10/15/2017-11/15/2017......................................                   26,493,565 (a)      28,306,520
  9%, 7/15/2001-12/15/2022..........................................                   67,519,983          73,102,664
  91\2%, 1/15/2016-11/15/2024.......................................                   45,552,646          49,666,432
  91\2%, 11/15/2017.................................................                   28,848,021 (a)      31,687,532
  10%, 11/15/2009-10/15/2020........................................                   28,320,913          31,205,964
  101\2%, 11/15/2013-6/15/2021......................................                   21,086,533          23,366,408
  11%, 7/15/1999-1/15/2001..........................................                      245,970             261,803
                                                                                                       ______________
                                                                                                          868,150,867
                                                                                                       ______________
Government National Mortgage Association I,
  Graduated Payment Mortgage:
    101\4%, 7/15/2018-10/15/2018....................................                      185,066             203,572
    103\4%, 3/15/2010-2/15/2016.....................................                      466,169             517,448
    121\4%, 2/15/2014-3/15/2015.....................................                       67,666              77,097
                                                                                                       ______________
                                                                                                              798,117
                                                                                                       ______________
Government National Mortgage Association I,
  Project Loans:
    63\4%...........................................................                    3,700,000 (b)       3,704,625
    63\4%, 1/15/2034................................................                   13,359,748 (a)      13,246,991
    7%..............................................................                    5,454,300 (b)       5,525,860
    71\8%, 10/15/2032...............................................                   12,047,100 (a)      12,246,360
    7.20%, 11/15/2032...............................................                    2,052,500 (a)       2,091,621
    71\2%, 10/15/2032...............................................                    3,066,400 (a)       3,190,957
    7.71% 6/15/2027.................................................                    3,157,107 (a)       3,316,920
    73\4%, 12/15/2035...............................................                    4,316,617 (a)       4,544,578
    7.90%, 9/15/2032................................................                    4,927,928 (a)       5,242,084
    91\4%, 10/15/2023...............................................                    6,881,576 (a)       7,427,767
                                                                                                       ______________
                                                                                                           60,537,763
                                                                                                       ______________
Government National Mortgage Association II:
  51\2%.............................................................                  159,000,000 (b,c)   158,651,790
  51\2%, 11/20/2026-9/20/2027.......................................                   49,027,811 (b,c)    49,364,597
  6%................................................................                   19,550,000 (b,c)    19,677,371
  61\2%, 11/20/2025-6/20/2027.......................................                   11,479,892          11,307,997
  7%, 5/20/2026-10/20/2027..........................................                  181,453,004         181,879,535

DREYFUS GNMA FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                     OCTOBER 31, 1997 (UNAUDITED)

                                                                                      Principal
Bonds and Notes (continued)                                                            Amount               Value
                                                                                   ______________      ______________
U.S. Government Agency Mortgage-Backed Securities (continued)
Government National Mortgage Association II (continued):
  9%, 3/20/2016.....................................................             $      1,723,024   $       1,854,939

  91\2%, 2/20/2016-2/20/2025........................................                    5,449,241           5,886,941
  101\2%, 7/20/2013-9/20/2018.......................................                    3,958,605           4,347,024
                                                                                                       ______________
                                                                                                          432,970,194
                                                                                                       ______________
Government National Mortgage Association II,
  Graduated Payment Mortgage:
  113\4%, 6/20/2015-1/20/2016.......................................                      218,879             246,442
                                                                                                       ______________
Federal Home Loan Mortgage Corp.,
  Stripped Securities, Interest Only Class:
    Ser. 1969, Cl. PI,
    7%, 12/15/2009..................................................                    6,451,714 (d)       1,306,472
    Ser. 1999, Cl. QK,
    7%, 10/20/2025..................................................                   10,698,428 (d)       2,718,069
                                                                                                       ______________
                                                                                                            4,024,541
                                                                                                       ______________
Total U.S. Government Agency Mortgage-Backed Securities.............                                    1,366,727,924
                                                                                                       ==============
Commercial Mortgage-Backed Securities-4.2%
Asset Securitization Corp.,
  Commercial Mortgage Pass-Through Ctfs.,
  Ser. 1997-D5, Cl. A-D,
  6.85%, 2041.......................................................                   40,000,000          40,625,000
Merrill Lynch Mortgage Investors,
  Commercial Mortgage Pass-Through Ctfs.,
  Ser. 1996-C2, Cl. C,
  6.96%, 2028.......................................................                   10,000,000          10,120,313
                                                                                                       ______________
Total Commercial Mortgage-Backed Securities.........................                                       50,745,313
                                                                                                       ==============
U.S. Treasury Bonds-.9%
  63\8%, 8/15/2027..................................................                   10,700,000 (a)      11,014,313
                                                                                                       ==============
TOTAL BONDS AND NOTES
  (cost $1,392,897,414).............................................                        117.9%     $1,428,487,550
                                                                                            =====      ==============
LIABILITIES, LESS CASH AND RECEIVABLES..............................                       (17.9%)     $ (216,904,946)
                                                                                            =====      ==============
NET ASSETS..........................................................                        100.0%     $1,211,582,604
                                                                                            =====      ==============


DREYFUS GNMA FUND, INC.

Notes to Statement of Investments:
    (a) Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.
    (b)  Purchased on a forward commitment basis.
    (c) Adjustable rate mortgage-interest rate subject to change periodically.
    (d)  Reflects notional face.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GNMA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                              OCTOBER 31, 1997 (UNAUDITED)
                                                                                               Cost                Value
                                                                                          _______________     _______________
ASSETS:                          Investments in securities-See Statement of Investments
                                                                                           $1,392,897,414      $1,428,487,550
                                 Cash.......................................                                       22,603,592
                                 Receivable for investment securities sold..                                       25,568,845
                                 Interest receivable........................                                        8,075,742
                                 Receivable for shares of Common Stock subscribed                                     462,696
                                 Paydowns receivable........................                                          121,380
                                                                                                              _______________
                                                                                                                1,485,319,805
                                                                                                              _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        908,514
                                 Due to Distributor.........................                                           25,150
                                 Payable for investment securities purchased                                      271,416,489
                                 Payable for shares of Common Stock redeemed                                          959,393
                                 Accrued expenses...........................                                          427,655
                                                                                                              _______________
                                                                                                                  273,737,201
                                                                                                              _______________
NET ASSETS..................................................................                                   $1,211,582,604
                                                                                                              ===============
REPRESENTED BY:                  Paid-in capital............................                                   $1,248,751,421
                                 Accumulated undistributed investment income-net                                    8,893,113
                                 Accumulated net realized gain (loss) on investments                              (81,652,066)
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 4                              35,590,136
                                                                                                              _______________
NET ASSETS..................................................................                                   $1,211,582,604
                                                                                                              ===============
SHARES OUTSTANDING
(1.1 billion shares of $.01 par value Common Stock authorized)..............                                       81,245,226
NET ASSET VALUE, offering and redemption price per share....................                                           $14.91
                                                                                                                       ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GNMA FUND, INC.
STATEMENT OF OPERATIONS                                                         SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $43,760,952
EXPENSES:                        Management fee-Note 3(a)...................                 $  3,714,378
                                 Shareholder servicing costs-Note 3(b)......                    1,891,771
                                 Custodian fees-Note 3(b)...................                      140,820
                                 Professional fees..........................                       81,184
                                 Prospectus and shareholders' reports-Note 3(b)                    75,078
                                 Directors' fees and expenses-Note 3(c).....                       27,865
                                 Registration fees..........................                       25,860
                                 Loan commitment fees-Note 2................                        5,605
                                 Miscellaneous..............................                      143,620
                                                                                             ____________
                                       Total Expenses.......................                                        6,106,181
                                                                                                                 ____________
INVESTMENT INCOME-NET.......................................................                                       37,654,771
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                  $21,372,067
                                 Net unrealized appreciation (depreciation) on investments     18,092,312
                                                                                             ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       39,464,379
                                                                                                                 ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $77,119,150
                                                                                                                 ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GNMA FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         Six Months Ended
                                                                                         October 31, 1997       Year Ended
                                                                                           (Unaudited)         April 30, 1997
                                                                                         ________________     _______________
OPERATIONS:
  Investment income-net.................................................                $      37,654,771   $      84,040,993
  Net realized gain (loss) on investments...............................                       21,372,067         (13,238,014)
  Net unrealized appreciation (depreciation) on investments.............                       18,092,312           8,997,251
                                                                                          _______________     _______________
    Net Increase (Decrease) in Net Assets Resulting from Operations.....                       77,119,150          79,800,230
                                                                                          _______________     _______________
NET EQUALIZATION (DEBITS)-Note 1(e).....................................                         (416,888)           (790,025)
                                                                                          _______________     _______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net.................................................                      (37,771,515)        (84,580,270)
                                                                                          _______________     _______________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.........................................                       54,413,756          74,830,297
  Dividends reinvested..................................................                       28,806,880          64,574,352
  Cost of shares redeemed...............................................                     (151,027,439)       (266,994,106)
                                                                                          _______________     _______________
    Increase (Decrease) in Net Assets from Capital Stock Transactions...                      (67,806,803)       (127,589,457)
                                                                                          _______________     _______________
      Total Increase (Decrease) in Net Assets...........................                      (28,876,056)       (133,159,522)
NET ASSETS:
  Beginning of Period...................................................                    1,240,458,660       1,373,618,182
                                                                                          _______________     _______________
  End of Period.........................................................                  $ 1,211,582,604     $ 1,240,458,660
                                                                                          ===============     ===============
Undistributed investment income-net.....................................               $        8,893,113     $     9,426,745
                                                                                          _______________     _______________
                                                                                               Shares             Shares
                                                                                          _______________     _______________
CAPITAL SHARE TRANSACTIONS:
  Shares sold...........................................................                        3,728,973           5,183,472
  Shares issued for dividends reinvested................................                        1,980,066           4,480,721
  Shares redeemed.......................................................                      (10,347,365)        (18,525,523)
                                                                                          _______________     _______________
    Net Increase (Decrease) in Shares Outstanding.......................                       (4,638,326)         (8,861,330)
                                                                                          ===============     ===============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GNMA FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                              Six Months Ended
                                              October 31, 1997                    Year Ended April 30,
                                                                 ____________________________________________________
PER SHARE DATA:                                 (Unaudited)        1997       1996       1995        1994       1993
                                                 __________        _____      _____      _____       _____     _____
    Net asset value, beginning of period           $14.44         $14.50     $14.32     $14.48      $15.35    $14.90
                                                    _____          _____      _____      _____       _____     _____
    Investment Operations:
    Investment income-net.........                    .45            .92        .96        .98         .99      1.10
    Net realized and unrealized gain (loss)
      on investments..............                   .47            (.05)       .18       (.18)       (.87)      .46
                                                    _____          _____      _____      _____       _____     _____
    Total from Investment Operations                 .92             .87       1.14        .80         .12      1.56
                                                    _____          _____      _____      _____       _____     _____
    Distributions:
    Dividends from investment income-net             (.45)          (.93)      (.96)      (.96)       (.99)    (1.11)
                                                    _____          _____      _____      _____       _____     _____
    Net asset value, end of period                 $14.91         $14.44     $14.50     $14.32      $14.48    $15.35
                                                    =====          =====      =====      _____       _____     _____
TOTAL INVESTMENT RETURN...........                  12.85%(1)       6.17%      8.11%      5.81%        .71%    10.80%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets           .99%(1)        .96%       .96%       .97%       .95%       .94%
    Ratio of net investment income
      to average net assets.......                   6.08%(1)       6.38%      6.57%      6.90%      6.54%      7.20%
    Portfolio Turnover Rate.......                 201.42%(2)     323.99%    144.43%    362.70%    211.40%    155.90%
    Net Assets, end of period
      (000's Omitted).............             $1,211,583     $1,240,459 $1,373,618 $1,435,873 $1,601,947 $1,857,468
(1)    Annualized.
(2)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GNMA FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus GNMA Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide an investor with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding U.S. Government obligations and short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income (including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    On October 31, 1997, the Board of Directors declared a cash dividend of $.074 per share from undistributed investment income-net, payable on November 3, 1997 (ex-dividend date) to shareholders of record as of the close of business on October 31, 1997.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $95,479,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through April 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $20,521,000 of the carryover expires in fiscal 1998, $69,247,000 expires in fiscal 2003 and $5,711,000 expires in fiscal 2005.

DREYFUS GNMA FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (e) Equalization: The Fund follows the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of Fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by Fund shares issued or redeemed.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended
October 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1-1\2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. No expense reimbursement was required for the period ended October 31, 1997.
    (b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate or either of them (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended October 31, 1997, the Fund was charged $1,255,519 pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $392,898 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended October 31, 1997, the Fund was charged $140,820 pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS GNMA FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $3,066,901,410 and $3,091,314,599, respectively.
    At October 31, 1997, accumulated net unrealized appreciation on investments was $35,590,136, consisting of $35,680,542 gross unrealized appreciation and $90,406 gross unrealized depreciation.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS GNMA FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                           265SA9710
GNMA
Fund, Inc.
Semi-Annual
Report
October 31, 1997
Registration Mark
[Dreyfus logo]